Exhibit 99.1

Impinj Announces Second Quarter 2017 Financial Results

SEATTLE, WA, August 3, 2017 – Impinj, Inc. (NASDAQ: PI), a leading provider and pioneer of RAIN RFID solutions for identifying, locating and authenticating everyday items, today announced its financial results for the second quarter ended June 30, 2017.

“We delivered a strong second quarter, with revenue growing 31% year-over-year to $34.1 million,” said Chris Diorio, Impinj co-founder and CEO. “We are pleased with our results and execution in the quarter as we continue making progress toward our vision of digital life for everyday items.”

“We continue seeing strong indicators of growing adoption of RAIN and the Impinj platform across multiple verticals, including retail, healthcare and logistics,” Diorio continued. “However, as we enter the third quarter we see schedule slips in planned rollout expansions at several large end customers, and consequently, we are revising our 2017 full-year endpoint IC estimate to be between 7.0 billion to 7.2 billion units. We remain confident in our market opportunity and will continue investing to enhance our leading market position."

Second Quarter 2017 Financial Summary

•	Revenue grew 31% year-over-year to $34.1 million
•	GAAP gross margin of 53.3%; non-GAAP gross margin of 54.7%
•	GAAP net loss of $1.0 million, or loss of $0.05 per basic and diluted share using 20.6 million shares
•	Adjusted EBITDA of $1.4 million
•	Non-GAAP net income of $1.3 million, or income of $0.06 per diluted share using 21.9 million shares

A reconciliation between historical GAAP and non-GAAP information, including weighted-average basic and diluted shares, is contained in the tables below. Additionally,

descriptions of these non-GAAP financial measures are provided in the "Non-GAAP Financial Measures" section below.

Third Quarter 2017 Financial Outlook

Impinj provides guidance based on current market conditions and expectations; actual results may differ materially. Please refer to the comments below regarding forward-looking statements. The following table presents Impinj’s financial outlook for the third quarter of 2017 (in millions, except per share data):

Three Months Ended
September 30,
2017
Revenue	$31.75 to $33.25
GAAP Net income (loss)	$(5.55) to $(4.05)
Adjusted EBITDA	$(1.65) to $(0.15)
Non-GAAP net income (loss)	$(1.7) to $(0.2)
GAAP Weighted-average shares outstanding — basic and diluted	20.8 to 21.3
GAAP Net income (loss) per share — basic and diluted	$(0.27) to $(0.19)
Non-GAAP Weighted-average shares outstanding — basic and diluted	20.8 to 21.3
Non-GAAP Net income (loss) per share — basic and diluted	$(0.08) to $(0.01)

Impinj has reconciled guidance provided as non-GAAP measures to their most directly comparable GAAP measures in the tables provided below.

Conference Call Information

Impinj will host a conference call and webcast today, August 3, 2017 at 5:00 p.m. ET / 2:00 p.m. PT for analysts and investors to discuss the company’s second quarter 2017 results as well as its outlook for its third quarter 2017. Open to the public, investors may access the call by dialing +1-412-317-5196. A live webcast of the conference call will also be accessible on the company's website at investor.impinj.com. Following the webcast, an archived version will be available on the website for one year. A telephonic replay of the call will be available one hour after the call and will run for five business days and may be accessed by dialing +1-412-317-0088 and entering passcode 10110362.

Management’s prepared written remarks, along with quarterly financial data for the last eight quarters, will be made available on the company’s website at investor.impinj.com commensurate with this release. Management encourages interested parties to review the prepared remarks before the conference call and submit questions via email to ir@impinj.com. Questions received prior to the call will be considered for discussion on the live conference call.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding the market for RAIN RFID, our strategy, prospects, financial outlook for the third quarter of 2017, and our outlook regarding 2017 endpoint IC volumes. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the U.S. Securities and Exchange Commission, including, but not limited to, the Form 10-Q filed with the SEC on May 11, 2017. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements, which we have prepared and presented in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), we use the following non-GAAP financial measures: non-GAAP gross margin, net income and earnings per share and Adjusted EBITDA. In computing these non-GAAP financial measures, we exclude the effects of stock-based compensation expense, depreciation and amortization, non-cash interest and other income/expense, and non-cash income tax expense not considered to be indicative of our ongoing core business operating results. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. We believe these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain income, expenses and expenditures that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance. Our presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliations of GAAP Financial Measures to Non-GAAP Financial Measures" included at the end of this release.

About Impinj

Impinj, Inc. (NASDAQ: PI) wirelessly connects billions of everyday items such as apparel, medical supplies, automobile parts, luggage and food to consumer and business applications such as inventory management, patient safety, asset tracking and item authentication. The Impinj platform uses RAIN RFID to deliver timely information about these items to the digital world, thereby enabling the Internet of Things.

Contacts:

Investor Relations

Maria Riley & Chelsea Lish

The Blueshirt Group

ir@impinj.com

+1-206-315-4470

Media Relations

Jill West

Director, Marketing Communications

jwest@impinj.com

+1-206-834-1110

IMPINJ, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except par value, unaudited)

	June 30,	December 31,
	2017	2016
Assets:
Current assets:
Cash and cash equivalents	$14,832	$33,636
Short-term investments	59,684	66,905
Accounts receivable, net	25,514	17,447
Inventory	43,419	27,734
Prepaid expenses and other current assets	2,294	3,004
Total current assets	145,743	148,726
Property and equipment, net	17,888	14,929
Goodwill and other intangible assets, net	3,881	3,881
Total assets	$167,512	$167,536
Liabilities and stockholders' equity:
Current liabilities:
Accounts payable	$5,920	$7,166
Accrued compensation and employee related benefits	5,678	7,647
Accrued liabilities	6,927	6,098
Current portion of long-term debt	4,078	2,589
Current portion of capital lease obligations	1,073	1,130
Current portion of deferred rent	316	306
Current portion of deferred revenue	587	445
Total current liabilities	24,579	25,381
Long-term debt, net of current portion	7,547	9,676
Capital lease obligations, net of current portion	1,198	1,698
Long-term liabilities — other	814	770
Deferred rent, net of current portion	5,869	5,022
Deferred revenue, net of current portion	1,020	966
Total liabilities	41,027	43,513
Stockholders' equity:
Preferred stock, $0.001 par value — 5,000 shares authorized, no shares issued and outstanding at June 30, 2017 and December 31, 2016	—	—
Common stock, $0.001 par value — 495,000 shares authorized, 20,859 and 20,336 shares issued and outstanding at June 30, 2017 and December 31, 2016, respectively	21	20
Additional paid-in capital	316,854	311,216
Accumulated other comprehensive income (loss)	(50)	(10)
Accumulated deficit	(190,340)	(187,203)
Total stockholders' equity	126,485	124,023
Total liabilities and stockholders' equity	$167,512	$167,536

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
Revenue	$34,111	$25,988	$65,838	$47,619
Cost of revenue	15,940	12,396	30,899	22,929
Gross profit	18,171	13,592	34,939	24,690
Operating expenses:
Research and development	7,119	5,726	14,462	11,160
Sales and marketing	7,044	5,288	14,380	10,318
General and administrative	4,822	2,356	8,909	4,858
Total operating expenses	18,985	13,370	37,751	26,336
Income (loss) from operations	(814)	222	(2,812)	(1,646)
Interest income (expense) and other income (expense), net	(118)	(436)	(223)	(883)
Income (loss) before tax expense	(932)	(214)	(3,035)	(2,529)
Income tax expense	(45)	(40)	(102)	(55)
Net income (loss)	$(977)	$(254)	$(3,137)	$(2,584)
Less: Accretion of preferred stock	—	(2,825)	—	(5,650)
Net income (loss) attributable to common stockholders	$(977)	$(3,079)	$(3,137)	$(8,234)
Net income (loss) per share attributable to common stockholders — basic and diluted	$(0.05)	$(0.71)	$(0.15)	$(1.92)
Weighted-average shares used to compute net income (loss) per shares attributable to common stockholders — basic and diluted	20,636	4,321	20,491	4,294

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in thousands, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
Net income (loss)	$(977)	$(254)	$(3,137)	$(2,584)
Other comprehensive income (loss):
Unrealized losses on investments	(4)	—	(40)	—
Total other comprehensive income (loss)	(4)	—	(40)	—
Comprehensive income (loss)	$(981)	$(254)	$(3,177)	$(2,584)

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, unaudited)

	Six Months Ended
	June 30,
	2017	2016
Operating activities:
Net income (loss)	$(3,137)	$(2,584)
Adjustment to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	1,847	1,483
Amortization of debt issuance costs	48	84
Amortization of premium on short-term investments	105	—
Revaluation of warrant liability	—	(91)
Stock-based compensation	2,623	662
Changes in operating assets and liabilities:
Accounts receivable	(8,042)	(2,734)
Inventory	(15,685)	(7,391)
Prepaid expenses and other assets	724	(621)
Deferred revenue	196	(53)
Deferred rent	857	44
Accounts payable	(1,121)	4,291
Accrued compensation and benefits	(1,886)	(235)
Accrued liabilities	691	829
Net cash provided by (used in) operating activities	(22,780)	(6,316)
Investing activities:
Purchases of investments	(17,293)	—
Proceeds from maturities of investments	24,362	—
Purchases of property and equipment	(4,131)	(1,048)
Net cash provided by (used in) investing activities	2,938	(1,048)
Financing activities:
Payments on capital lease financing obligations	(557)	(622)
Payments on term loans	(688)	(45,733)
Proceeds from term loans	—	57,934
Proceeds from exercise of stock options and employee stock purchase plan	2,933	358
Proceeds from issuance of preferred stock upon exercise of warrants	—	55
Payments of deferred offering costs	(650)	(317)
Net cash provided by (used in) financing activities	1,038	11,675
Net increase (decrease) in cash and cash equivalents	(18,804)	4,311
Cash and cash equivalents
Beginning of period	33,636	10,121
End of period	$14,832	$14,432

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, except percentages, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
GAAP Gross Profit	$18,171	$13,592	$34,939	$24,690
Adjustments:
Depreciation and amortization	438	284	823	553
Stock-based compensation	37	6	83	11
Non-GAAP Gross Profit	$18,646	$13,882	$35,845	$25,254

GAAP Gross Margin	53.3%	52.3%	53.1%	51.8%
Adjustments:
Depreciation and amortization	1.3%	1.1%	1.3%	1.2%
Stock-based compensation	0.1%	0.0%	0.1%	0.0%
Non-GAAP Gross Margin	54.7%	53.4%	54.5%	53.0%

GAAP Research and development expense	$7,119	$5,726	$14,462	$11,160
Adjustments:
Depreciation and amortization	(311)	(300)	(617)	(562)
Stock-based compensation	(415)	(65)	(898)	(134)
Non-GAAP Research and development expense	$6,393	$5,361	$12,947	$10,464

GAAP Sales and marketing expense	$7,044	$5,288	$14,380	$10,318
Adjustments:
Depreciation and amortization	(126)	(131)	(245)	(261)
Stock-based compensation	(572)	(206)	(1,179)	(411)
Non-GAAP Sales and marketing expense	$6,346	$4,951	$12,956	$9,646

GAAP General and administrative expense	$4,822	$2,356	$8,909	$4,858
Adjustments:
Depreciation and amortization	(98)	(55)	(162)	(107)
Stock-based compensation	(229)	(51)	(463)	(106)
Non-GAAP General and administrative expense	$4,495	$2,250	$8,284	$4,645

GAAP Total operating expense	$18,985	$13,370	$37,751	$26,336
Adjustments:
Depreciation and amortization	(535)	(486)	(1,024)	(930)
Stock-based compensation	(1,216)	(322)	(2,540)	(651)
Non-GAAP Total operating expense	$17,234	$12,562	$34,187	$24,755

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, except per share data, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
GAAP Interest income (expense) and other income (expense), net	$(118)	$(436)	$(223)	$(883)
Adjustments:
Non-cash interest expense	25	37	48	84
Change in the fair value of preferred stock warrant liability	—	(37)	—	(91)
Non-GAAP Interest income (expense) and other income (expense), net	$(93)	$(436)	$(175)	$(890)

GAAP Income tax expense	$(45)	$(40)	$(102)	$(55)
Adjustments:
Non-cash income tax expense	23	23	45	45
Non-GAAP Income tax expense	$(22)	$(17)	$(57)	$(10)

GAAP Net Income	$(977)	$(254)	$(3,137)	$(2,584)
Adjustments:
Depreciation and amortization	973	770	1,847	1,483
Stock-based compensation	1,253	328	2,623	662
Interest income (expense) and other income (expense), net	118	436	223	883
Income tax expense	45	40	102	55
Adjusted EBITDA	$1,412	$1,320	$1,658	$499

GAAP Net Income	$(977)	$(254)	$(3,137)	$(2,584)
Adjustments:
Depreciation and amortization	973	770	1,847	1,483
Stock-based compensation	1,253	328	2,623	662
Non-cash interest expense	25	37	48	84
Change in the fair value of preferred stock warrant liability	—	(37)	—	(91)
Non-cash income tax expense	23	23	45	45
Non-GAAP Net income	$1,297	$867	$1,426	$(401)
Non-GAAP Net income per share:
Basic	$0.06	$0.07	$0.07	$(0.03)
Diluted	$0.06	$0.06	$0.07	$(0.03)

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
Weighted-average shares used to compute GAAP net income (loss) per share attributable to common stockholders — basic	20,636	4,321	20,491	4,294
Adjustments:
Weighted-average shares of common stock issuable upon conversion of mandatorily redeemable convertible preferred stock	—	8,530	—	8,526
Weighted-average shares used to compute non-GAAP net income per share — basic	20,636	12,851	20,491	12,820

Weighted-average shares used to compute GAAP net income (loss) per share attributable to common stockholders — diluted	20,636	4,321	20,491	4,294
Weighted-average shares of common stock issuable upon conversion of mandatorily redeemable convertible preferred stock	—	8,530	—	8,526
Adjustments:
Effects of dilutive securities
Warrants to purchase common stock	—	18	—	—
Warrants to purchase mandatorily redeemable convertible preferred stock	—	44	—	—
Unvested shares of common stock subject to repurchase	84	147	84	—
Stock awards	1,194	859	1,114	—
Weighted-average shares used to compute non-GAAP net income per share — diluted	21,914	13,919	21,689	12,820

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL OUTLOOK TO NON-GAAP FINANCIAL OUTLOOK

(in thousands, except per share data, unaudited)

Three Months Ended
September 30,
2017
GAAP Net income (loss)	$(4,800)
Adjustments:
Forecasted Depreciation and amortization	1,100
Forecasted Stock-based compensation	2,700
Forecasted Interest income (expense) and other income (expense), net	50
Forecasted Income tax expense	50
Adjusted EBITDA	$(900)

GAAP Net income (loss)	$(4,800)
Adjustments:
Forecasted Depreciation and amortization	1,100
Forecasted Stock-based compensation	2,700
Forecasted Non-cash interest expense	25
Forecasted Non-cash income tax expense	25
Non-GAAP Net income (loss)	$(950)
Non-GAAP Net income per share — basic and diluted	$(0.05)

Weighted-average shares used to compute GAAP net income (loss) per share attributable to common stockholders — basic and diluted	21,000
Effects of dilutive securities
Forecasted Unvested shares of common stock subject to repurchase	—
Forecasted Stock awards	—
Weighted-average shares used to compute non-GAAP net income per share — basic and diluted	21,000